UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS RREEF Real Estate
Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Classes A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/06
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	37.73%	26.57%	24.73%	23.76%
Class B	36.53%	25.38%	23.63%	22.72%
Class C	36.67%	25.52%	23.76%	22.81%
Class R	37.45%	26.16%	24.38%	23.47%
Institutional Class	38.14%	26.90%	25.06%	24.16%
S&P 500® Index+	15.79%	10.44%	6.19%	1.93%
MSCI US REIT Index++	35.92%	26.10%	23.23%	22.43%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 12/31/06	$ 26.53	$ 26.48	$ 26.55	$ 26.55	$ 26.53
12/31/05	$ 20.83	$ 20.83	$ 20.88	$ 20.83	$ 20.81
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .51	$ .35	$ .37	$ .45	$ .56
Capital Gain Distributions as of 12/31/06	$ 1.51	$ 1.51	$ 1.51	$ 1.51	$ 1.51
Institutional Class Lipper Rankings — Real Estate Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	252	13
3-Year	79	of	195	41
5-Year	28	of	132	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,981	$19,109	$28,459	$42,661
	Average annual total return	29.81%	24.09%	23.27%	22.73%
Class B	Growth of $10,000	$13,353	$19,510	$28,786	$42,630
	Average annual total return	33.53%	24.96%	23.55%	22.72%
Class C	Growth of $10,000	$13,667	$19,774	$29,028	$42,840
	Average annual total return	36.67%	25.52%	23.76%	22.81%
Class R	Growth of $10,000	$13,745	$20,080	$29,766	$44,518
	Average annual total return	37.45%	26.16%	24.38%	23.47%
S&P 500 Index+	Growth of $10,000	$11,579	$13,470	$13,503	$11,452
	Average annual total return	15.79%	10.44%	6.19%	1.93%
MSCI US REIT Index++	Growth of $10,000	$13,592	$20,040	$28,402	$41,902
	Average annual total return	35.92%	26.10%	23.23%	22.43%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,381,400	$2,043,700	$3,059,600	$4,624,000
	Average annual total return	38.14%	26.90%	25.06%	24.16%
S&P 500 Index+	Growth of $1,000,000	$1,157,900	$1,347,000	$1,350,300	$1,145,200
	Average annual total return	15.79%	10.44%	6.19%	1.93%
MSCI US REIT Index++	Growth of $1,000,000	$1,359,200	$2,004,000	$2,840,200	$4,190,200
	Average annual total return	35.92%	26.10%	23.23%	22.43%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/06
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	37.98%	26.62%	24.74%	23.80%
S&P 500 Index+	15.79%	10.44%	6.19%	1.93%
MSCI US REIT Index++	35.92%	26.10%	23.23%	22.43%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/06	$ 26.53
12/31/05	$ 20.80
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .52
Capital Gain Distributions as of 12/31/06	$ 1.51
Class S Lipper Rankings — Real Estate Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	252	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$13,798	$20,301	$30,204	$45,354
	Average annual total return	37.98%	26.62%	24.74%	23.80%
S&P 500 Index+	Growth of $10,000	$11,579	$13,470	$13,503	$11,452
	Average annual total return	15.79%	10.44%	6.19%	1.93%
MSCI US REIT Index++	Growth of $10,000	$13,592	$20,040	$28,402	$41,902
	Average annual total return	35.92%	26.10%	23.23%	22.43%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Class R	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,211.70	$ 1,206.20	$ 1,207.00	$ 1,212.90	$ 1,210.40	$ 1,213.60
Expenses Paid per $1,000*	$ 4.46	$ 9.56	$ 8.96	$ 4.07	$ 5.79	$ 3.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Class R	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,021.17	$ 1,016.53	$ 1,017.09	$ 1,021.53	$ 1,019.96	$ 1,022.48
Expenses Paid per $1,000*	$ 4.08	$ 8.74	$ 8.19	$ 3.72	$ 5.30	$ 2.75
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Class R	Institutional Class
DWS RREEF Real Estate Securities Fund	.80%	1.72%	1.61%	.73%	1.04%	.54%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Scudder RREEF Real Estate Securities Fund. DAMI provides a full range of investment advisory services to institutional and retail clients. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor.

Effective October 13, 2006, RREEF is the subadvisor for the fund. While DAMI is the investment advisor to the fund, the day-to-day activities of managing the fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the fund and conducts the research that leads to the purchase and sale decisions. DAMI compensates RREEF out of it advisory fee.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Partner of RREEF and Co-Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 14 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

Over nine years of investment industry experience.

BA, University of Wisconsin-Whitewater; MS, University of Wisconsin-Madison.

John W. Vojticek

Partner of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004 and the fund from 1999-March, 2004.

Nine years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Vice President of RREEF and Co-Manager of the fund.

Joined RREFF and Deutsche Asset Management, Inc. in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over six years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Co-Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during its most recent year ended December 31, 2006.

Q: How did DWS RREEF Real Estate Securities Fund perform during its most recent year?

A: On the basis of strong merger and acquisition (M&A) activity, REITs outperformed the broader equity market for the seventh year in a row during 2006. For the 12 months ended December 31, 2006, DWS RREEF Real Estate Securities Fund returned 37.73%. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, returned 35.92% over the same period.1

1 The Morgan Stanley Capital International (MSCI) US REIT Index is a market capitalization weighted index that is comprised of approximately 115 equity REITs with a total market capitalization of $220 billion, covering multiple market sectors. The Index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: Will you review the fund's investment process?

A: In managing the portfolio, we use an established investment discipline that we have developed over a number of years. We employ a quarterly sector allocation process in which we decide to overweight or underweight certain sectors of the REIT market, based on where we believe sector outperformance will occur.2 Next, we employ a bottom-up stock selection process. The portfolio typically holds anywhere from 50 to 65 issues at any given time, and we invest in what we think will be the top-returning names in each sector. Meanwhile, we seek to avoid the weakest companies that we expect to underperform.

2 Overweight/underweight: An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What factors influenced the performance of REITs in 2006?

A: Solid REIT performance was driven by expectations that more REIT privatizations and mergers will occur and continue to drive up REIT prices. Perhaps the biggest event in terms of M&A activity came from the office sector during the fourth quarter when the Blackstone Group announced its intention to purchase Equity Office Properties, Inc. (EOP) for $20 billion, plus a $16 billion assumption of debt. EOP is one of the largest REITs by market capitalization, comprising nearly 5% of the MSCI US REIT Index. This transaction, if concluded, would be the largest REIT privatization to date, and the largest leveraged buyout in history. Another event that gave momentum to the REIT market was the Fed's decision in August to pause in raising rates, making REIT yields look more attractive to investors. The market outlook at year end was for the Fed's next move to be an interest rate cut, which would represent yet another boost for REITs.

Q: What contributed to and detracted from performance over the period?

A: Stock selection helped performance during the period, while sector selection had a neutral effect on performance. Stock selection was particularly helpful within regional malls, and was also a positive contributor within the industrial, health care and office sectors. Unfavorable stock selection in the retail and hotel sectors detracted from performance. The top individual contributor to performance was Simon Property Group, Inc., which profited from strong retail sales within its top-tier malls. The company also benefited from some redevelopment opportunities related to the Federated/May merger of department store chains during the third quarter.

One of the larger individual detractors from performance was our position in General Growth Properties, Inc., a regional mall company that also owns a residential development business. General Growth suffered because of accounting missteps and weakness in its residential business due to the slowing housing market.

Q: Which other individual holdings had a positive impact on performance during the period?

A: EOP, Vornado Realty Trust and Boston Properties, Inc. (BXP), all from the office sector, were significant contributors to fund performance. EOP's price benefited from the announcement of Blackstone's proposed acquisition (discussed above), but also from its share buyback program and positive press reports regarding the positive fundamentals in many office markets. In addition, the EOP announcement boosted the share prices of the office sector as group, as large companies that were previously thought to be off limits for acquisition suddenly were viewed as realistic targets. In terms of Vornado and BXP, both firms have strong real estate portfolios, with large exposure to the New York City market. Over the past 12 months, REITs with New York City office exposure have performed particularly well as investors and analysts have lowered cap rates (the REIT equivalent of fixed-income interest rates) based upon office asset sales in the New York City market and rapidly escalating rental rates in this market.

Q: Will you describe the performance of the various REIT sectors?

A: Offices represented the strongest REIT sector in 2006, helped by previously mentioned strong fundamentals such as upward repricing of assets based on M&A activity. In addition to EOP, another example of a transaction that drove sector performance was the acquisition of Trizec Properties, Inc. in the second quarter by an investor group led by Brookfield Properties and Blackstone Group at an 18 percent premium to the company's previous-day closing stock price (at the time of the announcement.)

Apartments represented another strong sector during the period. Apartment REITs benefited from declining home affordability in many markets. This factor, combined with a recent surge in condominium conversions which removed a large amount of potential rental unit supply from the marketplace, gave apartment owners additional pricing power. These two factors translated to higher earnings for apartment REIT companies and higher returns within the sector.

The retail sector also performed strongly, though slightly behind the benchmark. Fundamental factors within the sector — including record high occupancy rates — remain healthy. Retail trailed the benchmark because of investor concern over the growth prospects for the sector going forward.

Hotels, though attractively valued compared with other REIT sectors, underperformed on concern that a slowdown in the economy would negatively affect hotels more than other property types. Despite rising room rates in major US cities that have improved hotels' balance sheets, investors feared that any deceleration in the economy would hurt hotels because of reduced business and tourist travel. Over time, the hotel sector has proven to be more volatile than other REIT sectors.

The industrial sector also underperformed over the past 12 months, despite increased occupancy levels. REIT investors have worried that companies in this sector have become overly dependent on gains from new development, because such gains are a one-time occurrence. An example of this was ProLogis, which comprises over half the sector, and underperformed based on market perception of its overdependence on development gains. Investors have been reluctant to pay higher prices for industrial REITs given what it perceives as higher risk within the sector.

Lastly, regional malls also underperformed, hurt by the difficulties with The Mills Corp. (sold out of the portfolio in January 2006) which has suffered from earnings restatements as well as delays and cost overruns for its mega-project Xanadu in the New Jersey Meadowlands. Investors who looked closely at the sector could see the many success stories of high-end regional mall REITs including Simon Property Group (mentioned above), Taubman Centers Inc. and The Macerich Co. But in terms of the benchmark performance of regional malls, Mills dragged down the entire sector.

Q: What are the prospects for the REIT marketplace going forward?

A: Overall, REIT prices continue to be driven by strong investor demand for real estate. The market is benefiting from strengthening fundamental factors across all property types. These include low interest rates and constricted supply in many areas. Of course, the biggest positive factor in the near term has been M&A activity, where more than 20 REITs have been privatized or acquired in the past 18 months. Though the REIT sector could consolidate some of its gains in the coming year, we believe that the longer term outlook for REITs remains compelling: The companies that have historically created the most value now comprise a greater percentage of the REIT investment universe following the recent host of acquisitions. Going forward, we will continue to maintain positions in the highest quality assets and real estate markets that we believe to be fundamentally strong.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excluding Securities Lending)	12/31/06	12/31/05

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Office	26%	27%
Apartments	21%	17%
Regional Malls	16%	16%
Hotels	9%	11%
Shopping Centers	7%	9%
Industrials	7%	8%
Storage	6%	5%
Health Care	6%	5%
Manufactured Homes	1%	1%
Specialty	1%	—
Other	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (53.2% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	9.0%
2. Vornado Realty Trust Operator of investments in community shopping centers	7.3%
3. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	6.1%
4. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	5.1%
5. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	5.0%
6. Equity Residential Operator of multifamily properties containing apartments	4.6%
7. Equity Office Properties Trust Developer of commercial and industrial real estate	4.6%
8. Host Hotels & Resorts, Inc. Owns and controls upscale and luxrious hotels	4.0%
9. ProLogis Owner of global corporate distribution facilities	3.8%
10. Regency Centers Corp. Operator of real estate properties	3.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 98.7%
Real Estate Investment Trusts ("REITs") 95.8%
Apartments 21.3%
Apartment Investment & Management Co. "A"	948,247	53,120,797
Archstone-Smith Trust	2,220,071	129,230,333
AvalonBay Communities, Inc.	825,907	107,409,206
BRE Properties, Inc. "A"	370,900	24,115,918
Equity Residential	1,955,475	99,240,356
Essex Property Trust, Inc.	312,709	40,417,638
		453,534,248
Health Care 5.8%
Health Care REIT, Inc. (a)	770,450	33,144,759
LTC Properties, Inc.	636,374	17,379,374
Nationwide Health Properties, Inc. (a)	1,684,463	50,904,472
Ventas, Inc.	525,281	22,229,892
		123,658,497
Hotels 6.0%
DiamondRock Hospitality Co.	469,900	8,462,899
FelCor Lodging Trust, Inc.	963,300	21,038,472
Host Hotels & Resorts, Inc.	3,492,900	85,750,695
LaSalle Hotel Properties	280,650	12,867,803
		128,119,869
Industrial 6.7%
AMB Property Corp.	1,075,550	63,037,985
ProLogis	1,317,948	80,091,700
		143,129,685
Manufactured Homes 0.9%
Equity Lifestyle Properties, Inc.	370,494	20,165,988
Office 25.4%
BioMed Realty Trust, Inc.	579,581	16,576,017
Boston Properties, Inc.	644,409	72,096,479
Digital Realty Trust, Inc.	1,088,143	37,247,135
Equity Office Properties Trust	2,018,450	97,228,736
Highwoods Properties, Inc.	381,663	15,556,584
Kilroy Realty Corp.	129,550	10,104,900
Mack-Cali Realty Corp.	641,976	32,740,776
Parkway Properties, Inc.	160,400	8,182,004
SL Green Realty Corp.	572,450	76,009,911
Vornado Realty Trust	1,280,608	155,593,872
Washington Real Estate Investment Trust	471,900	18,876,000
		540,212,414
Regional Malls 15.8%
General Growth Properties, Inc.	1,136,532	59,361,066
Taubman Centers, Inc.	217,050	11,039,163
The Macerich Co.	860,496	74,493,139
Simon Property Group, Inc.	1,890,295	191,467,981
		336,361,349
Shopping Centers 6.8%
Federal Realty Investment Trust	653,987	55,588,895
Regency Centers Corp.	1,018,000	79,577,060
Tanger Factory Outlet Centers, Inc.	265,700	10,383,556
		145,549,511
Specialty 0.8%
Entertainment Properties Trust	283,923	16,592,460
Storage 6.3%
Extra Space Storage, Inc.	252,300	4,606,998
Public Storage, Inc.	1,109,178	108,144,855
Sovran Self Storage, Inc.	372,702	21,348,370
		134,100,223
Total Real Estate Investment Trusts		2,041,424,244

Other 2.9%
FrontLine Capital Group*	12,400	0
Hilton Hotels Corp.	578,550	20,191,395
Starwood Hotels & Resorts Worldwide, Inc.	651,051	40,690,687
Total Other		60,882,082
Total Common Stocks (Cost $1,497,534,812)		2,102,306,326

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $12,759,750)	12,759,750	12,759,750

Cash Equivalents 0.9%
Cash Management QP Trust, 5.46% (d) (Cost $19,808,913)	19,808,913	19,808,913
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,530,103,475)+	100.2	2,134,874,989
Other Assets and Liabilities, Net	(0.2)	(3,838,887)
Net Assets	100.0	2,131,036,102
* Non-income producing security.
+ The cost for federal income tax purposes was $1,531,883,683. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $602,991,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $605,145,566 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,154,260.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $12,478,612 which is 0.6% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $1,497,534,812) — including $12,478,612 of securities loaned	$ 2,102,306,326
Investment in Daily Assets Fund Institutional (cost $12,759,750)*	12,759,750
Investment in Cash Management QP Trust (cost $19,808,913)	19,808,913
Total investments in securities, at value (cost $1,530,103,475)	2,134,874,989
Receivable for investments sold	2,710,919
Dividends receivable	10,266,948
Interest receivable	159,726
Receivable for Fund shares sold	8,638,097
Due from Advisor	188,137
Other assets	164,352
Total assets	2,157,003,168
Liabilities
Payable for investments purchased	2,999,848
Payable upon return of securities loaned	12,759,750
Payable for Fund shares redeemed	8,228,929
Accrued investment management fee	688,457
Other accrued expenses and payables	1,290,082
Total liabilities	25,967,066
Net assets, at value	$ 2,131,036,102
Net Assets
Net assets consist of: Undistributed net investment income	2,748,730
Net unrealized appreciation (depreciation) on investments	604,771,514
Accumulated net realized gain (loss)	36,239,046
Paid-in capital	1,487,276,812
Net assets, at value	$ 2,131,036,102
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,205,388,488 ÷ 45,433,835 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 26.53
Maximum offering price per share (100 ÷ 94.25 of $26.53)	$ 28.15

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,719,808 ÷ 1,349,030 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 26.48

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($126,031,391 ÷ 4,747,151 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 26.55
Class R Net Asset Value and redemption price(a) per share ($24,614,241 ÷ 927,144 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 26.55

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,211,107 ÷ 724,253 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 26.53

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($720,071,067 ÷ 27,142,253 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 26.53
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $59,850)	$ 38,749,510
Interest — Cash Management QP Trust	1,903,070
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,412
Total Income	40,668,992
Expenses: Investment management fee	7,045,424
Services to shareholders	1,857,373
Administration fee	939,026
Custodian and accounting fees	117,119
Distribution and service fees	3,561,431
Auditing	61,679
Legal	79,345
Trustees' fees and expenses	59,828
Reports to shareholders and shareholder meeting	322,898
Registration fees	162,154
Other	78,746
Total expenses before expense reductions	14,285,023
Expense reductions	(1,060,430)
Total expenses after expense reductions	13,224,593
Net investment income	27,444,399
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	121,614,322
Capital gains dividends received	16,826,692
138,441,014
Net unrealized appreciation (depreciation) during the period on investments	371,281,963
Net gain (loss) on investment transactions	509,722,977
Net increase (decrease) in net assets resulting from operations	$ 537,167,376

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 27,444,399	$ 28,090,602
Net realized gain (loss) on investment transactions	138,441,014	171,553,900
Net unrealized appreciation (depreciation) during the period on investment transactions	371,281,963	(60,421,079)
Net increase (decrease) in net assets resulting from operations	537,167,376	139,223,423
Distributions to shareholders from: Net investment income: Class A	(18,859,241)	(26,943,685)
Class B	(458,401)	(648,716)
Class C	(1,659,772)	(1,973,379)
Class R	(293,743)	(163,751)
Class S	(110,963)	(25,238)
Institutional Class	(12,884,195)	(13,519,492)
Net realized gains: Class A	(64,795,214)	(43,897,834)
Class B	(1,934,026)	(1,713,420)
Class C	(6,799,029)	(5,477,752)
Class R	(1,309,044)	(531,755)
Class S	(908,760)	(125,105)
Institutional Class	(38,772,845)	(26,800,610)
Fund share transactions: Proceeds from shares sold	779,342,074	670,150,807
Reinvestment of distributions	128,600,679	102,616,252
Cost of shares redeemed	(485,403,119)	(375,087,037)
In-kind redemptions	—	(377,246,353)
Redemption fees	117,713	72,138
Net increase (decrease) in net assets from Fund share transactions	422,657,347	20,505,807
Increase (decrease) in net assets	811,039,490	37,908,493
Net assets at beginning of period	1,319,996,612	1,282,088,119
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $2,748,730 and $291, respectively)	$ 2,131,036,102	$ 1,319,996,612

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[c]	.39	.42	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	7.33	1.96	4.79	4.37	.06	(.25)
Total from investment operations	7.72	2.38	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.51)	(.65)	(.58)	(.55)	(.09)	(.15)
Net realized gain on investment transactions	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(2.02)	(1.95)	(1.96)	(.76)	(.15)	(.15)
Redemption fee	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.53	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[d]	37.73[e]	11.89	31.57	38.51	1.11e**	(1.55)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,205	723	814	481	210	200
Ratio of expenses before expense reductions (%)	.91	.80	.82	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.82	.80	.82	.88	1.25*	1.25*
Ratio of net investment income (%)	1.62	2.05	2.60	3.39	.60f**	1.27*
Portfolio turnover rate (%)	60	66[g]	79	25	36*	44
[a] For the one-month period ended December 31, 2002.
[b] For the period from September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[g] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[c]	.18	.23	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	7.33	1.96	4.80	4.38	.07	(.24)
Total from investment operations	7.51	2.19	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.35)	(.46)	(.40)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital		—	—	(.06)	(.02)	—
Total distributions	(1.86)	(1.76)	(1.78)	(.65)	(.13)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.48	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[d]	36.53[e]	10.84	30.24	37.36	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	29	32	22	7	7
Ratio of expenses before expense reductions (%)	1.73	1.72	1.79	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.72	1.72	1.79	1.85	2.00*	2.00*
Ratio of net investment income (%)	.72	1.13	1.63	2.42	.54f**	.52*
Portfolio turnover rate (%)	60	66[g]	79	25	36*	44
[a] For the one-month period ended December 31, 2002.
[b] For the period from September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[g] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2006	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[c]	.20	.26	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	7.35	1.96	4.80	4.41	.07	(.24)
Total from investment operations	7.55	2.22	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.37)	(.48)	(.42)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	(1.51)	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(1.88)	(1.78)	(1.80)	(.65)	(.13)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.55	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[d]	36.67[e]	11.00	30.35	37.59	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	93	81	34	1	1
Ratio of expenses before expense reductions (%)	1.64	1.61	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.62	1.61	1.68	1.75	2.00*	2.00*
Ratio of net investment income (%)	.82	1.24	1.74	2.52	.54f**	.52*
Portfolio turnover rate (%)	60	66[g]	79	25	36*	44
[a] For the one-month period ended December 31, 2002.
[b] For the period from September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[g] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended December 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.83	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income[b]	.34	.35	.38	.03
Net realized and unrealized gain (loss) on investment transactions	7.34	1.96	4.81	1.30
Total from investment operations	7.68	2.31	5.19	1.33
Less distributions from: Net investment income	(.45)	(.57)	(.51)	(.09)
Net realized gain on investment transactions	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	(.06)
Total distributions	(1.96)	(1.87)	(1.89)	(.30)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 26.55	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	37.45	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	9	2	1
Ratio of expenses (%)	1.03	1.16	1.33	1.25*
Ratio of net investment income (%)	1.41	1.69	2.09	.21c**
Portfolio turnover rate (%)	60	66[d]	79	25
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.
[b] Based on average shares outstanding during the period.
[c] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.80	$ 19.81
Income (loss) from investment operations: Net investment income[b]	.41	.29
Net realized and unrealized gain (loss) on investment transactions	7.35	2.45
Total from investment operations	7.76	2.74
Less distributions from: Net investment income	(.52)	(.45)
Net realized gain on investment transactions	(1.51)	(1.30)
Total distributions	(2.03)	(1.75)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 26.53	$ 20.80
Total Return (%)	37.98	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	2
Ratio of expenses (%)	.73	.76*
Ratio of net investment income (%)	1.71	2.00*
Portfolio turnover rate (%)	60	66[c]
[a] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2006	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30
Income (loss) from investment operations: Net investment income[c]	.46	.48	.53	.55	.08	.45
Net realized and unrealized gain (loss) on investment transactions	7.33	1.96	4.77	4.37	.06	.77
Total from investment operations	7.79	2.44	5.30	4.92	.14	1.22
Less distributions from: Net investment income	(.56)	(.71)	(.62)	(.59)	(.10)	(.55)
Net realized gain on investment transactions	(1.51)	(1.30)	(1.38)	(.15)	(.04)	(.99)
Tax return of capital	—	—	—	(.06)	(.02)	—
Total distributions	(2.07)	(2.01)	(2.00)	(.80)	(.16)	(1.54)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.53	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98
Total Return (%)	38.14[d]	12.19	31.88	38.91	1.13d**	9.58[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	720	464	353	166	24	22
Ratio of expenses before expense reductions (%)	.58	.53	.54	.63	1.06*	1.25
Ratio of expenses after expense reductions (%)	.54	.53	.54	.63	1.00*	1.14
Ratio of net investment income (%)	1.90	2.32	2.88	3.64	.62e**	3.44
Portfolio turnover rate (%)	60	66[f]	79	25	.36*	44
[a] For the one-month period ended December 31, 2002.
[b] For the period from September 3, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[f] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware. On July 10, 2006 DWS RREEF Real Estate Securities Fund became a series of DWS Advisor Funds, an open-end investment management company. Prior to July 10, 2006, DWS RREEF Real Estate Securities Fund was a series of DWS RREEF Securities Trust, an open-end investment management company. This Fund is currently closed to most new investors.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Prior to October 1, 2006, net investment income of the Fund was declared and distributed to shareholders monthly. Effective October 1, 2006, net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 22,141,691
Undistributed net long-term capital gains	$ 15,877,563
Unrealized appreciation (depreciation) on investments	$ 602,991,306

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income*	$ 65,464,160	$ 53,889,852
Distributions from long-term capital gains	$ 83,321,073	$ 67,930,885
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,307,893,772 and $988,822,851, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Effective January 1, 2007, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"),an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006, the management fee payable under the Investment Advisory Agreement was equal to an annual rate as follows:

First $100 million of the Fund's average daily net assets	.650%
Next $100 million of such net assets	.550%
Next $100 million of such net assets	.500%
Over $300 million of such net assets	.450%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

Effective October 13, 2006, RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Accordingly for the year ended December 31, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

For the period from January 1, 2006 through June 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class R	1.50%
Class S	.91%
Institutional Class	1.00%

For the period from July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.71%
Class C	1.60%
Class R	1.15%
Class S	1.35%
Institutional Class	.53%

For the period from October 1, 2006 through June 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	1.35%
Institutional Class	1.35%

For the year ended December 31, 2006, the Advisor voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	0.80%
Class B	1.72%
Class C	1.60%
Class R	1.15%
Class S	1.35%

For the year ended December 31, 2006, the Advisor has agreed to reimburse the Institutional Class an additional $6,657 for expenses.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $939,026, of which $180,205 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend paying agent and shareholder services agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the fee it receives from the Fund. For the year ended December 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class A	$ 608,680	$ 608,680	$ —
Class B	56,903	1,760	14,733
Class C	106,070	25,665	3,200
Class R	9,687	—	2,746
Class S	12,992	—	3,588
Institutional Class	190,851	190,851	—
	$ 985,183	$ 826,956	$ 24,267

Investment Company Capital Corp. ("ICCC") was the Fund's accounting agent. At its expense, ICCC delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC aggregated $66,578, all of which has been paid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2006
Class B	$ 236,330	$ 23,318
Class C	814,806	79,786
Class R	43,062	5,231
	$ 1,094,198	$ 108,335

In addition, DWS-SDI provides information and administration services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2006	Annual Effective Rate
Class A	$ 2,106,624	$ 216,177	$ 229,174.20%
Class B	76,797	—	7,792.24%
Class C	263,678	—	25,854.24%
Class R	20,134	—	5,654.12%
	$ 2,467,233	$ 216,177	$ 268,474

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2006 aggregated $81,167.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2006, the CDSC for Class B and C shares aggregated $59,913 and $15,831, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2006, DWS-SDI received $7,139 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,480, of which $6,480 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $9,891, which represents a portion of the expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the Fund's custodian fees were reduced by $749 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,590,589	$ 401,221,650	20,873,059	$ 439,745,927
Class B	234,840	5,757,176	350,867	7,249,387
Class C	1,154,237	27,886,926	1,445,892	30,181,397
Class R	714,546	17,234,884	393,987	8,150,319
Class S	701,133	17,824,143	112,237*	2,427,988*
Institutional Class	12,920,097	309,417,295	8,785,568	182,395,789
		$ 779,342,074		$ 670,150,807
Shares issued to shareholders in reinvestment of distributions
Class A	3,136,424	$ 79,443,543	3,233,575	$ 67,706,860
Class B	77,976	1,979,789	92,935	1,948,106
Class C	275,092	7,004,053	284,156	5,978,576
Class R	61,338	1,564,667	32,144	676,501
Class S	33,492	860,194	6,610*	139,467*
Institutional Class	1,489,933	37,748,433	1,249,809	26,166,742
		$ 128,600,679		$ 102,616,252
Shares redeemed
Class A	(8,992,372)	$ (213,897,026)	(11,412,563)	$ (231,368,654)
Class B	(342,834)	(8,190,905)	(609,743)	(12,509,333)
Class C	(1,113,606)	(26,900,395)	(1,257,789)	(25,827,203)
Class R	(297,085)	(7,453,244)	(67,737)	(1,416,875)
Class S	(117,605)	(2,868,516)	(11,614)*	(250,691)*
Institutional Class	(9,583,780)	(226,093,033)	(5,057,812)	(103,714,281)
		$ (485,403,119)		$ (375,087,037)
In-kind redemptions
Class A	—	$ —	(17,929,108)	$ (377,246,353)
Redemption fees		$ 117,713		$ 72,138
Net increase (decrease)
Class A	10,734,641	$ 266,871,777	(5,235,037)	$ (101,099,181)
Class B	(30,018)	(452,671)	(165,941)	(3,311,823)
Class C	315,723	7,993,094	472,259	10,333,843
Class R	478,799	11,346,308	358,394	7,409,945
Class S	617,020	15,816,119	107,233*	2,316,839*
Institutional Class	4,826,250	121,082,720	4,977,565	104,856,184
		$ 422,657,347		$ 20,505,807
* For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the Fund realized $60,502,655 of net gain from such redemptions.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported distributions of $1.095 per share from net long-term capital gains during the year ended December 31, 2006, of which 95% represents 15% rate gains and 5% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $82,476,000 as capital gain dividends for its year ended December 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DAMI and the sub-advisory agreement between DAMI and RREEF America LLC ("RREEF") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to RREEF is paid by DAMI out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Institutional Class shares) was in the 3rd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods ended June 30, 2006 and has underperformed its benchmark in the one-year period ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI and RREEF. The Board considered extensive information regarding DAMI, including DAMI's and RREEF's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DAMI and RREEF have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI and RREEF regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI and RREEF, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer, (ii) the large number of compliance personnel who report to DAMI's chief compliance officer, and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	23339E 941	23339E 483	23339E 475	23339E 442
Fund Number	425	625	725	595
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339E 467
Fund Number	1502
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRREX
Fund Number	2325

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS RREEF Real Estate Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$67,000	$128	$0	$0
2005	$56,200	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007